UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2006 (November 20, 2006)

NATIONAL HEALTHCARE CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	001-13489	52-2057472
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

100 Vine Street
Murfreesboro, TN 37130
(Address of principal executive offices, including zip code)

(615) 890-2020
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 30.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 20, 2006, it was announced that the last two lawsuits filed against National HealthCare Corporation over a tragic Nashville nursing home fire in September 2003 have been settled out of court. The announcement was made by attorneys for both sides. The parties agreed to keep terms of the settlements confidential. All of the more than 30 lawsuits which resulted from the September 25, 2003 fire have now been settled . A copy of the press release is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National HealthCare Corporation

By: /s/ Robert G. Adams
Name: Robert G. Adams
Title: Chief Executive Officer

Date: November 21, 2006

Exhibit Index

Number	Exhibit

99	Press release, dated November 20, 2006